EXHIBIT 99.2


                               VOTING AGREEMENT

     VOTING AGREEMENT, dated as of June 7, 2001 (this "Agreement"), by and between Juno Online Services, Inc., a Delaware corporation ("Juno"), and the undersigned stockholder ("Stockholder") of NetZero, Inc., a Delaware corporation ("NetZero").

                                   RECITALS

     A. Concurrently with the execution of this Agreement, NetZero, Juno and others are entering into an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which NetZero and Juno will effect a business combination, upon the terms and subject to the conditions set forth in the Merger Agreement (the "Mergers"). Unless otherwise indicated, capitalized terms not defined herein have the meanings given to them in the Merger Agreement.

     B. The Stockholder is a stockholder of NetZero and has the voting power with respect to such number of shares of the outstanding capital stock of NetZero as is indicated on the final page of this Agreement (collectively, the "Shares").

     C. As a material inducement to enter into the Merger Agreement and to consummate the Mergers, Juno desires the Stockholder to agree, and the Stockholder is willing to agree (i) to vote the Shares and any other such shares of capital stock of NetZero acquired and beneficially owned by Stockholder so as to facilitate consummation of the Mergers.

     NOW, THEREFORE, intending to be legally bound, the parties agree as follows:

1.   Voting of Shares.

     Section 1.1 Voting Agreement. Subject to the terms and conditions of this Agreement, at every meeting of the stockholders of NetZero called with respect to any of the following, and at every adjournment or postponement thereof, and on every action or approval by written consent of the stockholders of NetZero with respect to any of the following, Stockholder shall vote or cause to be voted the Shares and any New Shares (as hereinafter defined) (x) in favor of
(i) adoption of the Merger Agreement, (ii) waiving any notice that may have been or may be required relating thereto and (iii) any matter that would reasonably be expected to facilitate the Mergers and (y) against any matter that would reasonably be expected to hinder, impede, prevent or delay the consummation of the Mergers. Stockholder shall not, from the date of this Agreement until the Expiration Date (as hereinafter defined), enter into any agreement or understanding with any Person to vote or give instructions inconsistent with clause "(x)" or "(y)" of the preceding sentence.

     Section 1.2 New Shares. Stockholder agrees that any shares of capital stock of NetZero that Stockholder purchases or with respect to which Stockholder otherwise acquires beneficial ownership ("New Shares") after the execution of this Agreement and prior to the Expiration Date shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted Shares.

     Section 1.3 Proxy.


     (a) Concurrently with the execution of this Agreement: (i) Stockholder shall deliver to Juno a proxy in the form attached hereto as Exhibit A, which shall be irrevocable to the fullest extent permitted by law, with respect to the shares referred to therein (the "Proxy"); and (ii) Stockholder shall cause to be delivered to Juno an additional proxy (in the form attached hereto as Exhibit A) executed on behalf of the record owner of any Shares that are owned beneficially (but are not owned of record) by Stockholder.

     (b) After the execution of this Agreement until the Expiration Date, Stockholder shall execute or cause to be executed such further proxies as may be requested by Juno with respect to any New Shares, and Stockholder shall promptly notify Juno upon acquiring beneficial ownership of any New Shares.

     (c) Stockholder covenants and agrees that, from the date of this Agreement until the Expiration Date, Stockholder will not deposit any of the Shares into a voting trust or grant a proxy or enter into a voting agreement or similar contract with respect to any of the Shares.

2. Waiver of Appraisal Rights. Stockholder hereby irrevocably and unconditionally waives any rights of appraisal, dissenters' rights or similar rights that Stockholder may have in connection with the Mergers. Stockholder shall cause to be irrevocably and unconditionally waived any such rights that any Affiliate of Stockholder may have in connection with the Mergers.

3.   Representations and Warranties of the Stockholder.

     Section 3.1 Ownership of Shares. Stockholder represents and warrants that Stockholder (i) is the record and beneficial owner of and has the sole right to vote or direct the voting of the Shares, which at the date hereof are free and clear of any liens, claims, options, charges or other encumbrances and
(ii) does not own, either beneficially or of record, any shares of capital stock of NetZero other than the Shares (excluding (x) shares as to which Stockholder currently disclaims beneficial ownership in accordance with applicable law and (y) shares which Stockholder has the right to acquire pursuant to options granted to Stockholder by NetZero).

     Section 3.2 No Conflict. The execution and delivery of this Agreement and the Proxy by Stockholder do not, and the performance of this Agreement and the Proxy by Stockholder will not: (i) conflict with or violate any legal requirement, order, decree or judgment applicable to Stockholder or by which Stockholder or any of Stockholder's properties is bound or affected; or (ii) result in any breach of or constitute a default (with notice or lapse of time, or both) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of an encumbrance on or otherwise affecting any of the Shares pursuant to, any contract to which Stockholder is a party or by which Stockholder or any of Stockholder's properties is bound or affected. The execution and delivery of this Agreement and the Proxy by Stockholder do not, and the performance of his obligations under this Agreement and the granting of the Proxy by Stockholder will not, require any consent of any Person.

     Section 3.3 Enforceability. Stockholder has all requisite power and capacity to execute and deliver this Agreement and the Proxy and to perform his obligations hereunder and thereunder. This Agreement and the Proxy have been duly executed and delivered by Stockholder and, assuming the due authorization, execution and delivery of this Agreement by Juno, each constitute the legal, valid and binding obligations of Stockholder, enforceable against Stockholder in accordance with their respective terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors, and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

     Section 3.4 Continuous Warranty. The representations and warranties contained in this Agreement are accurate in all respects as of the date of this Agreement, and, other than the representation and warranty contained in clause 3.1(i) hereof, will be accurate in all material respects at all times through the Expiration Date and will be accurate in all material respects as of the date of the consummation of the Mergers as if made on that date.

4. Covenants of Stockholder. Stockholder hereby covenants and agrees to cooperate fully with Juno and to execute and deliver any additional documents necessary or desirable and to take such further actions, in the reasonable opinion of Juno, necessary or desirable to carry out the intent of this Agreement.

5. Consent and Waiver. Stockholder hereby gives any consents or waivers that are reasonably required for the consummation of the Mergers under the terms of
a) any agreements between Stockholder (or any of his Affiliates) and NetZero, or any NetZero Subsidiary or (b) pursuant to any other rights Stockholder may have.

6. Termination. This Agreement shall terminate and shall have no further force or effect as of the earliest of (a) the Closing Date, (b) the termination of the Merger Agreement and (c) November 30, 2001 (the "Expiration Date").

7. No Restraint on Officer or Director Action. This Agreement is intended to bind Stockholder only with respect to the specific matters set forth herein, and shall not prohibit Stockholder from acting in accordance with his fiduciary duties as an officer or director of NetZero.

8. Limited Proxy. Stockholder will retain at all times the right to vote Stockholder's Shares, in Stockholder's sole discretion, on all matters other than those set forth in Section 1.1 which are at any time or from time to time presented to NetZero's stockholders generally.

9.   Miscellaneous.

     Section 9.1 Fees and Expenses. Except as specifically provided to the contrary in this Agreement, all costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such expenses.

     Section 9.2 Amendments and Modification. Subject to applicable law, this Agreement may not be amended, modified, or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

     Section 9.3 Nonsurvival of Representations and Warranties. None of the representations and warranties in this Agreement or in any schedule, instrument or other document delivered pursuant to this Agreement shall survive the Expiration Date; provided, however that the termination of this Agreement shall not relieve any party from any liability for any breach of this Agreement.

     Section 9.4 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, telecopied (which is confirmed) or sent by an internationally recognized overnight courier service, such as Federal Express, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                 if to Juno, to:

                 Juno Online Services, Inc.
                 1540 Broadway, 27th Floor
                 New York, New York  10036
                 Attention: Chief Executive Officer and General Counsel Telecopy No.: (212) 597-9120

                 with a copy (which shall not constitute notice) to:
                 Simpson Thacher & Bartlett
                 425 Lexington Avenue
                 New York, NY  10017-3954
                 Attn:    Gary Sellers
                 Telecopy No.: (212) 455-2502

                        and

                 if to Stockholder, to the address for notice set forth on the last page hereof.

                 with a copy (which shall not constitute notice) to:

                 Brobeck, Phleger & Harrison LLP
                 550 South Hope Street
                 Los Angeles, CA 90071
                 Attn:    Richard S. Chernicoff
                 Telecopy No.: (310) 234-2336

     Section 9.5 Counterparts. This Agreement may be executed in one or more counterparts (whether delivered by facsimile or otherwise), each of which shall be considered one and the same agreement.

     Section 9.6 Entire Agreement; No Third Party Beneficiaries. This Agreement (including the documents and the instruments referred to herein):
(a) constitute the entire agreement and supersede all prior agreements, negotiations, arrangements and understandings, both written and oral, among the parties with respect to the subject matter hereof, and (b) are not intended to confer upon any person other than Juno and Stockholder any rights or remedies hereunder.

     Section 9.7 Severability. Any term or provision of this Agreement that is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the invalid, void or unenforceable term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction or other authority declares that any term or provision hereof is invalid, void or unenforceable, the parties agree that the court making such determination shall have the power to and shall, subject to the discretion of such court, reduce the scope, duration, area or applicability of the term or provision, to delete specific words or phrases, or to replace any invalid, void or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision.

     Section 9.8 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, including
Section 5-1401 of New York General Obligations Law.

     Section 9.9 Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States or New York state court sitting in the Borough of Manhattan, The City of New York, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties (a) consents to submit itself to the personal jurisdiction of any Federal court or any New York state court sitting in the Borough of Manhattan, The City of New York in the event any dispute arises out of this Agreement or any of the Transactions,
(b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (c) agrees that it will not bring any action relating to this Agreement or any of the Transactions in any court other than a Federal court sitting in the State of New York or a New York state court sitting in the Borough of Manhattan, The City of New York. JUNO AND STOCKHOLDER EACH IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT THEY MAY HAVE TO TRIAL BY JURY IN CONNECTION WITH THIS AGREEMENT, THE PROXY OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

     Section 9.10 Extension, Waiver. At any time prior to the Expiration Date, the parties to this Agreement may (a) extend the time for the performance of any of the obligations or other acts of the other parties to this Agreement,
(b) waive any inaccuracies in the representations and warranties of the other parties contained in this Agreement or in any document delivered pursuant to this Agreement or (c) waive compliance by the other parties with any of the agreements or conditions contained in this Agreement. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of those rights.

     Section 9.11 Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties to this Agreement (whether by operation of law or otherwise) without the prior written consent of the other parties to this

Agreement. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

     Section 9.12 Legal Counsel. Stockholder acknowledges that he has been advised to, and has had the opportunity to consult with his or its personal attorney prior to entering into this Agreement. Stockholder acknowledges that attorneys for NetZero represent NetZero and do not represent any of the stockholders of NetZero in connection with the Merger Agreement, this Agreement or any of the transactions contemplated hereby or thereby.

     Section 9.13 Agreement Negotiated. The form of this Agreement has been negotiated by or on behalf of Juno and NetZero, each of which was represented by attorneys who have carefully negotiated the provisions hereof. No law or rule relating to the construction or interpretation of contracts against the drafter of any particular clause should be applied with respect to this Agreement or the Proxy.

     Section 9.14 Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction or interpretation of this Agreement.

     Section 9.15 Legends. Any stock certificates representing the Shares or the New Shares shall be legended at the request of Juno to reflect the voting agreement and, if applicable, the irrevocable proxy granted by this Agreement.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the date and year first above written.

        JUNO ONLINE SERVICES, INC.

        By: ______________________________________________________

        Name: ____________________________________________________

        Title: ___________________________________________________

        STOCKHOLDER

        By: ______________________________________________________

        Name: ____________________________________________________

        Title: ___________________________________________________

        Number of Shares of NetZero Beneficially Owned by Stockholder:

        Common Stock: ____________________________________________

                                   EXHIBIT A

                               IRREVOCABLE PROXY

          The undersigned stockholder of NetZero, Inc., a Delaware corporation ("NetZero"), hereby irrevocably appoints and constitutes Harshan Bhangdia and Richard D. Buchband, of Juno Online Services, Inc., a Delaware corporation ("Juno"), and each of them, or any other designee of Juno, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to the shares of capital stock of NetZero beneficially owned by the undersigned, which shares are listed on the final page of this irrevocable proxy (the "Irrevocable Proxy") or such lesser number of shares that the undersigned stockholder may own as of the record date, and any and all other shares or securities issued or issuable in respect thereof, or otherwise acquired by the undersigned on or after the date hereof (collectively, the "Shares"), until the earliest of (a) the Closing Date, (b) the termination of the Merger Agreement and (c) November 30, 2001 (the "Expiration Date"). Upon the undersigned's execution of this Irrevocable Proxy, any and all prior proxies given by the undersigned with respect to any Shares are hereby revoked and the undersigned agrees not to grant any subsequent proxies with respect to the Shares until after the Expiration Date.

          This Irrevocable Proxy is irrevocable (to the fullest extent provided by applicable law), is coupled with an interest, is granted pursuant to the Voting Agreement, dated as of June 7, 2001, by and between Juno and the undersigned Stockholder (the "Voting Agreement"), and is granted in consideration of Juno (a) entering into the Agreement and Plan of Merger, dated as of June 7, 2001 (the "Merger Agreement"), by and among NetZero, Juno and others and (b) consummating the Mergers. Capitalized terms used but not otherwise defined in this proxy have the meanings given to such terms in the Merger Agreement.

          The attorneys and proxies named above, and each of them, are hereby authorized and empowered to by the undersigned at any time prior to the Expiration Date to act as the undersigned's attorney and proxy to vote the Shares and to exercise all voting and other rights of the undersigned with respect to the Shares (including, without limitation, the power to execute and deliver written consents with respect to the Shares pursuant to the General Corporation Law of the State of Delaware) at every annual, special or adjourned meeting of the stockholders of NetZero, and in every written consent in lieu of such a meeting, or otherwise, (x) in favor of (i) adoption of the Merger Agreement, (ii) waiving any notice that may have been or may be required relating thereto and (iii) any matter that could reasonably be expected to facilitate the Mergers and (y) against any matter that could reasonably be expected to hinder, impede, prevent or delay the consummation of the Mergers.

          The attorneys and proxies named above may not exercise this Irrevocable Proxy on any other matter except as provided above. The undersigned Stockholder may vote the Shares on all such other matters.

          All authority herein conferred shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. THIS PROXY IS IRREVOCABLE.

                                     Stockholder: ____________________________

                       Print Name of Stockholder: ____________________________

          _____ Shares beneficially owned

                                      9